UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2009

CHINA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-119034	98-0432681
(Commission File Number)	(IRS Employer Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 1-778-995-0789

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 1-778-995-0789
                                                                                                                                            & ;#16 0;
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement, And
Item 3.02	Unregistered Sales of Equity Securities.

On April 30, 2009, China Holdings, Inc. (the “Company”) (www.chinaholding.net) (North America line: 1-778-995-0789), and Julianna Lu /The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna’s  further legal independent nominee) have agreed that “China Power, Inc.” (www.chinapower.us) is also offering “A Private Placement Agreement” that WHEREAS, pursuant to,  Regulation S , or/and Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated  thereunder,  China Power, Inc. is offering up to 10,000,000 shares of China Power’s common stock and warrants to purchase 10,000,000 common shares of China Power’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein,  for each share of China Power’s common stock, $.001 par value (“Shares”), at a premium purchase price of US $0.50 per common share (the “Common Stock”),  includes One warrant (the “Warrant”) to purchase per share of Common Stock: the warrant is exercisable for a period of  (16) months, at a price $USD1.00 per common share.

The Use of The Proceeds of USD$5,000,000 are for the development & construction of Phase I: 2000 MW Wind Power Plants in Inner Mongolia PR China, and Phase I Development of 250 Biomass Waste to Energy Power Plants/Projects Across China  and General Corporate Development purposes.

China Power, Inc.
www.chinaholding.net
www.chinapower.us

China Power, Inc. (“China Power”) (www.chinapower.us) is a development stage company with the goal of becoming a leading energy and renewable energy holding company that focuses on mergers and acquisitions, investment, research and development, construction and the operation of energy, and renewable energy, and environmental protection projects in China and throughout the world. China Power is developing renewable energy projects, pipelines in biomass energy projects and hydropower plants though mergers and acquisitions, joint-venture partnerships with biomass projects and hydropower plants, companies, local governments in China and throughout the world. China Power’s renewable energy strategy and plan in hydropower plants and biomass energy projects will enhance the technical, social, and environmental benefits of biomass energy and hydropower projects and provide investment and business opportunities in the cost-competitive industries or biomass energy and hydropower capacity energy supply in China and throughout the world, and also help increase long term shareholder value.

(Notes: The Company is developing a new version of www.chinapower.us, the update version will be completed/opening to public  in 3 months approximately)

China Power Inc.
2000 Megawatts Wind Power Plants/Projects

China Holdings, Inc., via its controlled subsidiary China Power, Inc. has secured exclusive contracts with local government in Inner Mongolia China to exclusively develop and construct Two (2) Wind Power Plants to generate 2,000 MW (“Megawatts”) of electricity on a total 400 Square KM land with non-competition & non-solicit protections from the local government. China Power Inc. expects to break ground in 2009 for the initial 300 MW of wind power, to be completed within 24 months approximately.  Under the China Renewable Energy Laws and Registrations, the China State Power Grid has guaranteed to purchase 100% of the power generated by China Power, Inc.’s Wind Power Plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25-30 years with additional guaranteed extension terms.

China Power's 2000 Megawatts Wind Farm Power Plants are legally financially protected by Local Chinese Government & China New Renewable Energy Policies & Laws to wind energy producers and developers. The Company expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production. The value inherent in the Company's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

China Power Inc.
250 Biomass Waste to Energy Power Plants/Projects
on A Total of 580,000 Mu Lands Across China

China Holdings, Inc., via its controlled owned subsidiary China Power, Inc.  has secured exclusive a total of 5 (five) development, investment and construction contracts with the local China Government in Hebei, Hunan, AnHui and Inner Mongolia Provinces, PR China to develop, invest and construct a total of  five (5) biomass energy power generation plants/projects with a total potential power capacity for 50MW x 5 = 250 MW in pipeline. The development and construction of the facilities will require approximately 400 Millions Yuan (RMB) for each 50MW biomass plant/project. The development and construction of the facilities are subject to the Company completing certain due diligence requirements and obtaining financing from third parties. In addition to the foregoing, according to the China Central Government’s current alternative energy laws related to Biomass Energy Projects, under the All Construction Agreements, guaranteed (i) the financing for up to 65% of the 580 million Yuan China Power has committed to the development of all the power plants through local banks at a preferred interest rate, (ii) that 100% of the power generated by the Biomass Energy plants shall be purchased by the China State Grid at a purchase price of between 0.60 and 0.65 Yuan, or approximately $0.09 and $0.08, per kilowatt, (iii) All Biomass Energy Power Generation Plant/project (50MW) has designated with a total potential of 400 million KW/hr power generation capacity approximately annually, (iv) China Power’s rights under the Construction Agreements are all exclusive.The construction of the plant is estimated to take approximately two to three years.

China Power, Inc.(www.chinapower.us) and Julianna Lu& China Partners will continue the efforts, contribution, commitments to the Renewable Energy Industry in China & worldwide and will consolidate the developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013. China Power, Inc. is also developing & construction of a total 250 MW Biomass Waste to Energy Plants/Projects (5)  in 2008 -2012. China Power, inc. is developing its renewable energy power plants in wind energy power plants, biomass clean energy & hydropower plants to reach a total potential power capacity of approximately 850 MW to 3200 MW in 2013 approximately.China Power, Inc. and Julianna Lu& China Partners will move forward on THE 2000 MW WIND POWER PLANTS/PROJECTS DEVELOPMENT/CONSTRUCTIONS PLAN (2009-2013) in Inner Mongolia PR China with the following programs & plans:

* Execute/Complete "Wind Turbines Supplying & Operation System" /Contracts with China Top Rank Wind Turbines’ Manufactures or/and Global Industrial Wind Turbines Manufactures/", and ensure the system with the following  features:

* Wind Turbines (700 of 3.0MW or 600 of 3.6 MW): with the aim of reducing the cost per kWh, and lighter, Stronger towers and ground-breaking nacelle design which produces more power from less weight with efficiency, economic, effectiveness.

* Wind  Farm Operation Systems (Advanced) with the features of  Real-time active and reactive power control of the entire wind power plant; Control and monitoring of wind turbines, meteorology ,instruments and substations; Plant performance summaries in both text and graphical form; Comprehensive report generator module;  Productivity presentations; Availability calculations; Instant online data from any turbine: Status, power, wind speed, voltage current, temperatures and alarms; 10-minute averaged data, including mean values, standard deviations, minimum and maximum values; Advanced power curve presentations, including power curves, scatter curves, reference and wind distribution curves from multiple units; User-friendly graphical user interface based  on Windows standards; Client connection manager for access to multiple power plants; Secure login with customizable access profiles; Remote control of a single wind turbine or a group of  turbines.

* Complete “EPC Contracts” with China-National Top Rank Engineering Firms or/and Top-Global Engineering Firms (“EPC": Project Planning and Design, Project management, engineering, procurement and construction expertise) to construct the Company’s 2000 Megawatts Wind Power Plants/Projects in Inner Mongolia PR China on a turnkey basis/solution, and with upset price guarantees and fixed wind turbines installation & construction completion timetables.  “EPC” Completion Wind Turbines Installations and Manufacturing “2000 MW WIND POWER PLANTS/PROJECTS” on 400 Square KM Lands in Inner Mongolia PR China in 2-4 years approximately.

The value inherent in the Company's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

Item 1.01	Entry into a Material Definitive Agreement,

On April 30, 2009, China Holdings, Inc. (the “Company”) has legally agreed that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)& china partners  have/keep 90% legal & financial right/ownership to China Holdings, Inc.’s subsidiary: China Power, Inc. and also have 90% legal & financial right/ownership to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have 90% % legal & financial right/ownership to China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership. China Holdings, Inc. have/keep  the 10% legal & financial right/10% ownership to China Power, Inc./ China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts and 10% China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership, as adjusted . China Holdings, Inc. and China Power, Inc. ‘s amended agreement are for the best interest and legal protection to both China Holdings, Inc./All Public Shareholders and China Power, Inc./Shareholders.

China Power, Inc.(www.chinapower.us) and Julianna Lu& China Partners will continue further sincere efforts, development, contribution and commitments to The World & China Renewable Energy Industry in 2009-2013. China Power, Inc.(www.chinapower.us) and Julianna Lu& China Partners will consolidate the developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

China Power, Inc. (www.chinapower.us)
400 Square Kilometers Land for 2000 Megawatts Wind Power Plants Development

On November 26, 2008, China Holdings, Inc. and its’ controlled subsidiary: China Power, Inc. (www.chinapower.us) ( together “ the Company”) has already executed A Land Acquisition, Land Right & Ownership Agreement (“ the Agreement”) with local municipal government in Inner Mongolia, P.R. China to exclusively acquire a total of 400 Square KM of Industrial lands at a fixed price of 58,000 Yuan ( China Currency) Per Mu Lands ( 1 Mu = 667 Square Meters) with non-competition & non-solicit protections from the local government. The Agreement allows the Company to acquire all or part of the 400 Square KM of Industrial lands in next four years exclusively with non-competition & non-solicit protections from the local government. The Agreement also allows the Company to apply for partial Lands RE-ZONING into Residential Lands or/and Commercial Lands for further Lands Development. China Holdings, Inc. (the “Company”)’s controlled subsidiary: China Power, Inc. focuses on its developing and construction of 2000 Megawatts Wind Power Plants/Projects on this 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

The value inherent in China Power's unique position through its 400 Sq. KM land rights/ownership/rights for real estate development is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

(Note: China Holdings & China Power have not recorded the highly-valued total 400 Square Kilometers lands/assets & the proprietary rights as fair-valued tangible assets yet as the year ending as December 31 2008.)

China Power, Inc.
Renewable Energy Power Plants/Assets

2000 Megawatts Wind Power Plants/Projects  Assets & Contracts

In September, 2008, China Power Inc. has secured exclusive rights/agreements with local government in Inner Mongolia China to exclusively develop and construct Wind Power Plants to generate 2,000 MW (“Megawatts”) of electricity on a total 400 Square KM land with non-competition & non-solicit protections from the local government. Under the China Renewable Energy Laws and Registrations, the China State Power Grid has guaranteed to purchase 100% of the power generated by China Power, Inc.’s Wind Power Plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25 years with additional guaranteed extension terms. China Power expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production.

The value inherent in China Power's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

250 Megawatts Biomass Power Plants/Projects  Assets & Contracts

China Power, has also has exclusively secured a total of five (5) development, investment and construction agreements with local China Governments with non-competition & non-solicit protections to develop, invest and construct a total of  five (5) biomass energy power generation plants/projects with a total potential power capacity for 50MW x 5 = 250 MW in pipeline. The development and construction of the facilities will require approximately $78,000,000 for each 50MW biomass plant/project. The development and construction of the facilities are subject to the Company completing certain due diligence requirements and obtaining financing from third parties.

The value inherent in China Power's unique position through its 250 MW Biomass Waste to Energy Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

(Note: China Holdings & China Power have not recorded the highly-valued tangible assets of the total 2250 Megawatts Renewable Power Plants/ Assets purchase as fair-valued tangible assets yet as the year ending as December 31 2008.)

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA HOLDINGS, INC.

Date: May 1, 2009	By:	/s/ Julianna Lu
Julianna Lu
Chief Executive Officer &Chairperson of Board